     As filed with the Securities and Exchange Commission on March 29, 1996

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                ________________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):    March 29, 1996


                          DUKE REALTY INVESTMENTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



     Indiana                         1-9044                      35-1740409
 (State or other                  (Commission                 (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
  incorporation)


                       8888 Keystone Crossing, Suite 1200
                              Indianapolis, Indiana                 46240
                    (Address of principal executive offices)      (Zip Code)



           Registrant's telephone number, including area code:   (317) 574-3531



                                 NOT APPLICABLE
            (Former name or former address changed since last report)




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ITEM 5. OTHER EVENTS

     In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Duke Realty Investments, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward-looking statements of the Company made by, or on behalf of the Company.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS. The following is filed as an Exhibit to this Report.

           EXHIBIT NUMBER 99
             Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Duke Realty Investments, Inc.
                                                (Registrant)


Date:          March 29, 1996           By:    /s/  Dennis D. Oklak
                                            --------------------------
                                                 Dennis D. Oklak
                                                 Vice President and Treasurer